Exhibit 8.1

List of subsidiaries of China Lodging Group, Limited

List of Subsidiaries

Directly-Owned Subsidiaries:

Shanghai HanTing Hotel Management Group, Ltd. (PRC)

HanTing Xingkong (Shanghai) Hotel Management Co., Ltd. (PRC)

Yiju (Shanghai) Hotel Management Co., Ltd. (PRC)

HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

China Lodging Holdings (HK) Limited (Hong Kong)

China Lodging Holdings Singapore Pte. Ltd. (Singapore)

City Home Group Limited (Cayman)

China Lodging Investment Limited (Cayman)

Sheen Step Group Limited (Seychelles)

CLG Special Investments Limited (Cayman)

Indirectly-Owned Subsidiaries:

1. 100% Owned Subsidiaries

1.1 Shanghai HanTing Decoration and Engineering Co., Ltd.

1.2 Shanghai Yiju Hotel Management Co., Ltd.

1.3 Shanghai Aiting Hotel Management Co., Ltd.

1.4 Shanghai Senting Hotel Management Co., Ltd.

1.5 Shanghai Yuanting Hotel Management Co., Ltd.

1.6 Shanghai Ningting Hotel Management Co., Ltd.

1.7 Shanghai Guiting Hotel Management Co., Ltd.

1.8 Shanghai Yiting Hotel Management Co., Ltd.

1.9 Shanghai Songting Hotel Management Co., Ltd.

1.10 Shanghai Xiting Hotel Management Co., Ltd.

1.11 Shanghai Jiating Hotel Management Co., Ltd.

1.12 Shanghai Hanhao Hotel Management Co., Ltd.

1.13 Shanghai Yuanting Hotel Management Co., Ltd.

1.14 Shanghai Yangting Hotel Management Co., Ltd.

1.15 Shanghai Baoting Hotel Management Co., Ltd.

1.16 Shanghai Yaogu Shangwu Hotel Management Co., Ltd.

1.17 Shanghai Changting Hotel Management Co., Ltd.

1.18 Shanghai Changting Hotel Management Co., Ltd.

1.19 Shanghai Qinting Hotel Management Co., Ltd.

1.20 Suzhou HanTing Hotel Management Co., Ltd.

1.21 Suzhou Lishan Yatai Hotel Management Co., Ltd.

1.22 Suzhou Yiting Hotel Management Co., Ltd.

1.23 Beijing Beixie Hongyun Hotel Management Co., Ltd.

1.24 Beijing Jiating Hotel Management Co., Ltd.

1.25 Beijing Dongting Hotel Management Co., Ltd.

1.26 Beijing Anting Hotel Management Co., Ltd.

1.27 Beijing Yueting Hotel Management Co., Ltd.

1.28 Hangzhou Senting Hotel Management Co., Ltd.

1.29 Hangzhou Yishitan Investment and Management Co., Ltd.

1.30 Hangzhou Qiuting Hotel Management Co., Ltd.

1.31 Guangzhou Mengting Hotel Management Co., Ltd.

1.32 Guangzhou Meiting Hotel Management Co., Ltd.

1.33 Guangzhou Huiting Hotel Management Co., Ltd.

1.34 Tianjin Xingting Hotel Management Co., Ltd.

1.35 Tianjin HanTing Xingkong Hotel Management Co., Ltd.

1.36 Tianjin Yiting Hotel Management Co., Ltd.

1.37 Shenyang Maruika Hotel Management Co., Ltd.

1.38 Shenyang Futing Hotel Management Co., Ltd.

1.39 Wuhan HanTing Hotel Management Co., Ltd.

1.40 Wuhan Changting Hotel Management Co., Ltd.

1.41 Shenzhen HanTing Hotel Management Co., Ltd.

1.42 Shenzhen Shenting Hotel Management Co., Ltd.

1.43 Kunshan Lishan Hotel Management Co., Ltd.

1.44 Ningbo Jiangdong Meijia City Hotel Co., Ltd.

1.45 Yiwu HanTing Hotel Management Co., Ltd.

1.46 Nanning HanTing Hotel Management Co., Ltd.

1.47 Shanghai Hegao Hotel Management Co., Ltd.

1.48 Xiamen Xiating Hotel Co., Ltd.

1.49 Zibo HanTing Hotel Management Co., Ltd.

1.50 Beijing HanTing Jiamei Hotel Management Co., Ltd.

1.51 Xi’an HanTing Fukai Hotel Management Co., Ltd.

1.52 Qingdao HanTing Hotel Management Co., Ltd.

1.53 Shanghai Lanting Hotel Management Co., Ltd.

1.54 Shanghai baiting Hotel Management Co., Ltd.

1.55 Shanghai Jiangting Hotel Management Co., Ltd.

1.56 Shanghai Zhenting Hotel Management Co., Ltd.

1.57 Shanghai HanTing Guancheng Hotel Management Co., Ltd.

1.58 Chengdu HanTing Hotel Management Co., Ltd.

1.59 Shanghai Yiju Hotel Management Co., Ltd.

1.60 Wuxi Yiju Hotel Management Co., Ltd.

1.61 Hangzhou HanTing Kuaijie Hotel Management Co., Ltd.

1.62 Beijing Yaoting Hotel Management Co., Ltd.

1.63 Beijing Xiting Hotel Management Co., Ltd.

1.64 Shanghai HanTing Service Apartment Hotel Management Co., Ltd.

1.65 Shanghai Meiting Hotel Management Co., Ltd.

1.66 Beijing HanTing Hotel Management Co., Ltd.

1.67 Beijing HanTing Ruijing Hotel Management Co., Ltd.

1.68 Shanghai Yuyi Hotel Management Co., Ltd.

1.69 Shanghai Liansheng Hotel Management Co., Ltd.

1.70 Shanghai Yate Zhongtan Hotel Management Co., Ltd.

1.71 Shanghai Haoting Hotel Management Co., Ltd.

1.72 Shanghai Luting Hotel Management Co., Ltd.

1.73 Beijing Zhongting Hotel Management Co., Ltd.

1.74 Taiyuan Xinting Hotel Management Co., Ltd.

1.75 Nanchang Yinting Hotel Management Co., Ltd.

1.76 Nantong Botong Hotel Co., Ltd.

1.77 Taiyuan Ruiting Yingze Hotel Management Co., Ltd.

1.78 Shanghai Yate Hotel Management Co., Ltd.

1.79 Shanghai Rongting Hotel Management Co., Ltd.

1.80 Shanghai Minting Hotel Management Co., Ltd.

1.81 HanTing Technology (Suzhou) Co., Ltd.

1.82 Hanting (Shanghai) Enterprise Management Co., Ltd.

1.83 Xiamen Tingju Hotel Co., Ltd.

1.84 Shanghai Pengting Hotel Management Co., Ltd.

1.85 Nanjing Futing Hotel Management Co., Ltd.

1.86 Suzhou Yongchangjiahe Hotel Management Co., Ltd.

1.87 Hangzhou Anting Hotel Management Co., Ltd.

1.88 Dalian Yuanyang Sikelai Hotel Co., Ltd.

1.89 Guangzhou Chengting Hotel Management Co., Ltd.

1.90 Guangzhou Xiuting Hotel Management Co., Ltd.

1.91 Hangzhou Muting Hotel Management Co., Ltd.

1.92 Shanghai Xinting Hotel Management Co., Ltd.

1.93 Xiamen Jiangting Hotel Co., Ltd.

1.94 Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.

1.95 Guangzhou Shangbin Hotel Co., Ltd.

1.96 Baotoushi Anting Hotel Management Co., Ltd.

1.97 Huazhu Hotel Management Co., Ltd.

1.98 Starway Hotels (Hong Kong) Co., Ltd.

1.99 Starway Hotels (Shanghai) Co., Ltd.

1.100 Shanghai Yinting Hotel Management Co., Ltd.

1.101 Xi’an Fengting Hotel Management Co., Ltd.

1.102 Shanghai Lingting Hotel Management Co., Ltd.

1.103 Xiamen Wuting Hotel Co., Ltd.

1.104 Nanjing Ningru Hotel Management Co., Ltd.

1.105 Beijing Duoting Hotel Management Co., Ltd.

1.106 ACL Greater China Limited (Hong Kong)

1.107 Jiangsu Mengguang Information and Technology Co., Ltd.

1.108 Mengguang Information and Technology (Shanghai) Co., Ltd.

1.109 Shanghai Huiting Hotel Management Co., Ltd.

1.110 Shanghai Xinting Hotel Management Co., Ltd.

1.111 Shanghai Fanting Hotel Management Co., Ltd.

1.112 Shanghai Qinting Hotel Management Co., Ltd.

1.113 Shanghai Keting Hotel Management Co., Ltd.

1.114 Shanghai Hongting Hotel Management Co., Ltd.

1.115 Shanghai Shangting Hotel Management Co., Ltd.

1.116 Wuxi Meixin Hotel Co., Ltd.

1.117 Hangzhou Yilai Hotel Chain Co., Ltd.

1.118 Hangzhou Maolu Yilai Hotel Co., Ltd.

1.119 Hangzhou Yuejuan Yilai Hotel Co., Ltd.

1.120 Hangzhou Yueli Yilai Hotel Co., Ltd.

1.121 Hangzhou Yueting Yilai Hotel Co., Ltd.

1.122 Hangzhou Qiandaohu Yilai Resort Co., Ltd.

1.123 Hangzhou Yuexiu Yilai Hotel Co., Ltd.

1.124 Jinan Hanting Hotel Management Co., Ltd.

1.125 Kunming Xiting Hotel Management Co., Ltd.

1.126 Shanghai Haoting Hotel Management Co., Ltd.

1.127 Shanghai Hongxi Hotel Management Co., Ltd.

1.128 Shanghai Tongji Hotel Management Co., Ltd.

1.129 Hangzhou Ansheng Hotel Management Co., Ltd.

1.130 Guangzhou Zhongting Quanji Hotel Management Co., Ltd.

1.131 City Home Hotel Management Co., Ltd.

1.132 Shanghai Huazhu Hanting Xiyue Electronic Commerce Co., Ltd.

1.133 Huazhu Enterprise Management Co., Ltd.

1.134 Shanghai Aiqu Enterprise Management Co., Ltd.

1.135 Huazhu Investment (Shanghai) Co., Ltd.

1.136 Shanghai Duting Hotel Management Co., Ltd.1.137 Wantong Yiguan (Beijing) Hotel Management Co., Ltd.

1.138 Shanghai Wu Qin Equity Fund Co., Ltd.

1.139 Shenzhen Huazhu Huijia E-Commerce Co.,Ltd.

1.140 Shanghai Jizhu Investment Management Co., Ltd.

1.141 Shanghai Chunting Hotel Management Co., Ltd.

1.142 Shanghai Chengjia Property Management Co. Ltd.

1.143 Zhengzhou Maohua Express Hotel Co. Ltd.

1.144 Ibis China Investment Limited (Hong Kong)

1.145 Ibis Chengdu Kehua Hotel Limited

1.146 Ibis Chengdu Yongfeng Hotel Limited

1.147 Ibis Xiamen Hotel Limited

1.148 Ibis Ya’an Hotel Limited

1.149 Ibis Tianjin Teda Hotel Limited

1.150 Ibis Wuxi Hotel Limited

1.151 Ibis Shanghai Lianyang Hotel Limited

1.152 Ibis Nanjing Hotel Limited

1.153 Ibis Suzhou SIP Hotel Limited

1.154 Yagao Meihua Hotel Management Co., Ltd.

1.155 Baotou IBIS Hotel Co.,Ltd.

1.156 Chengdu Shuncheng IBIS Hotel Co.,Ltd.

1.157 Jiangmen IBIS Hotel Co., Ltd.

2. Majority-Owned Subsidiaries (all PRC companies)

2.1 Beijing HanTing Shengshi Hotel Management Co., Ltd.

- 80% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.2 Beijing HanTing Dongfang Hotel Management Co., Ltd.

- 99% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.3 Hangzhou Hemei HanTing Hotel Management Co., Ltd.

- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.4 Hangzhou Heju HanTing Hotel Management Co., Ltd.

- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.5 Hangzhou Heting Hotel Management Co., Ltd.

- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.6 Shanghai Kailin Hotel Management Co., Ltd.

- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.7 Nantong HanTing Zhongcheng Hotel Co., Ltd.

- 95% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.8 Chengdu HanTing Yangchen Hotel Management Co., Ltd.

- 51% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.9 Suzhou Kangjia Shangwu Hotel Management Co., Ltd.

- 51% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.10 Wuxi HanTing Hotel Management Co., Ltd.

- 55% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.11 Taiyuan HanTing Jiangnan Hotel Management Co., Ltd.

- 55% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.12 Shenzhen HanTing Shiji Hotel Management Co., Ltd.

- 90% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.13 Changsha Changting Hotel Management Co., Ltd.

- 51% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.14 Guilin Lishan Huiming Hotel Management Co., Ltd.

- 79% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.15 Shanghai HuiGu GangWan Hotel Management Co., Ltd.

- 65% equity interests owned by HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.

2.16 Shanghai Huiting Hotel Management Co., Ltd.

- 55.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.17 Zhuhai Manneijiali Investment Development Company Limited

- 70% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.18 Xi’an Shengting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.19 Chongqing Yiting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.20 Xi’an Bangting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.21 Nanjing Leting Hotel Management Co., Ltd.

- 80% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.22 Shanghai Suting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.23 Xianyang Dingcheng Hanting Hotel Co., Ltd.

- 60.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.24 Urumqi Qiting Hotel management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.25 Urumqi Luting Hotel management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.26 Chengdu Changting Hotel management Co., Ltd.

- 80.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.27 Chengdu Yvting Hotel management Co., Ltd.

- 60.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.28 Baoding Lianting Hotel management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.29 Wuhushi Ronghe Hotel management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.30 Wuhu Jiangting Hotel management Co., Ltd.

- 98.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.31 Nanjing Yangting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.32 Changzhi Huating Hotel Management Co., Ltd.

- 99.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.33 Xi’an Jvting Hotel Management Co., Ltd.

- 90.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.34 Shanghai Moting Hotel Management Co., Ltd.

- 51.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.35 Wenzhou Hanting Quanji Hotel Management Co., Ltd.

- 98.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.36 Nanjing Starway Hotel Management Co., Ltd.

- 95.00% equity interests owned by Starway Hotels (Shanghai) Co., Ltd.

2.37 Xi’an Quanji Maoting Hotel Management Co., Ltd.

- 51.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.38 Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.

- 55.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.39 Henan Zhongzhou Express Hotel Investment Co., Ltd.

- 85% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.40 Wenzhou Yaozhu Hotel Management Co., Ltd.

- 60% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.41 Shanghai Junrui Hotel Co., Ltd.

- 60% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.42 Guangzhou Didu Hotel Management Co., Ltd.

- 95% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.43 Zhengzhou Tiancheng Express Hotel Co. Ltd.

- 65% equity interest owned by Henan Zhongzhou Express Hotel Investment Co., Ltd.

2.44 Jiao zuo Zhongzhou Express Hotel Co. Ltd.

- 100% equity interest owned by Henan Zhongzhou Express Hotel Investment Co., Ltd.

2.45 Suzhou Zhongzhou Express Hotel Co. Ltd.

- 100% equity interest owned by Henan Zhongzhou Express Hotel Investment Co., Ltd.

2.46 Shanghai Yuchuang Investment Management Co. Ltd.

- 80% equity interest owned by Huazhu Hotel Management Co., Ltd.